Exhibit 77(q)(1)(a)(2)

                              ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                        Effective Date: December 31, 2004

     ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

     SECOND: The following Series is hereby dissolved: ING Classic Principal Protection Fund II.

     THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

          Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,400,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
ING Aeltus Money Market Fund                                          Class A                       1,000,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                       1,000,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                       1,000,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                       1,000,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                       1,000,000,000
----------------------------------------------------------------------------------------------------------------------
ING Balanced Fund                                                     Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund III                             Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund IV                              Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Equity Income Fund                                                Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology Fund                                Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Government Fund                                                   Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Growth Fund                                                       Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap Fund                                          Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class R                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Index Plus MidCap Fund                                            Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class R                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Index Plus Protection Fund                                        Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Index Plus SmallCap Fund                                          Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class R                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING International Growth Fund                                         Class A                         200,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         200,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         200,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         200,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         200,000,000
----------------------------------------------------------------------------------------------------------------------
ING Small Company Fund                                                Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Strategic Allocation Balanced Fund                                Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Strategic Allocation Growth Fund                                  Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Strategic Allocation Income Fund                                  Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
ING Value Opportunity Fund                                            Class A                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class B                         100,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   Name of Class                      Number of
                      Name of Series                                 of Series                    Shares Allocated
----------------------------------------------------------------------------------------------------------------------
                                                                      Class C                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class I                         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                      Class O                         100,000,000
----------------------------------------------------------------------------------------------------------------------
Brokerage Cash Reserves                                                                             1,000,000,000
----------------------------------------------------------------------------------------------------------------------

     FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

     SIXTH: The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on ________________________.

WITNESS:                                    ING Series Fund, Inc.


-------------------------------             ------------------------------
Name:    Theresa K. Kelety                  Name: Michael J. Roland
Title:   Secretary                          Title:  Executive Vice President and
                                                    Chief Financial Officer